UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 12, 2010
 Date of Report (Date of earliest event reported)

INOLIFE TECHNOLGIES, INC.
 (Exact name of registrant as specified in its charter)

NEW YORK	0-50863	30-0299889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 SIX FORKS ROAD, SUITE 400 RALEIGH, NORTH CAORLINA	27615
(Address of principal executive offices)	(Zip Code)

919-326-0488
______________

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On November 12, 2010 (the “Dismissal Date”), InoLife Technologies Inc. (the “Company”) dismissed Jewett, Schwartz, Wolfe & Associates (“JSW”), as its independent certifying accountant.  The Company’s Board of Directors approved of the dismissal on November 8, 2010. There were no disputes or disagreements between JSW and the Company during the previous two fiscal years. JSW did not issue an audit report with regard to the company and therefore JSW did not provide an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the period from August 12 and through the Dismissal Date, the Company has not had any disagreements with JSW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to JSW’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended March 31, 2010 and 2009, and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided JSW with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that JSW furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

New independent registered public accounting firm

On November 12, 2010, the Company engaged EFP Rotenberg LLP  (“Rotenberg”), as its independent registered public accounting firm, to audit the Company’s financial statements. The decision to engage Rotenberg was approved by the Company’s Board of Directors at a Board meeting called for such purpose. Rotenberg had been the Company’s independent registered public accounting firm until August 13, 2010.

Except for the provision of a “Going Concern” opinion, the reports of EFP Rotenberg LLP on the Company’s financial statements for the years ended March 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

Since the date of Rotenberg’s previous dismissal and through the date of the engagement of Rotenberg, the Company did not consult with Rotenberg regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Rotenberg, Rotenberg did not provide the Company with any written or oral advice that Rotenberg concluded was an important factor considered by the Company in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Jewett, Schwartz, Wolfe & Associates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InoLife Technologies Inc. (Registrant)

Date: November 12, 2010	By:	/s/ Gary Berthold
Gary Berthold, CEO